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                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549
                                ----------------


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)  January 9, 1997
                                                  ---------------

                       KIWI INTERNATIONAL AIR LINES, INC.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)


NEW JERSEY                       0-26106             22-3158467
(STATE OR OTHER JURISDICTION)      (COMMISSION         (IRS EMPLOYER
                                    FILE NUMBER)       I.D. NO.)

Hemisphere Center, Routes 1 & 9 South, Newark             New Jersey 07114
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                      (ZIP CODE)


Registrant's telephone number, including area code  201-645-1133


(FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)
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ITEM 1.  CHANGES IN CONTROL OF REGISTRANT.

         Not Applicable

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         The Company has rejected leases on seven (7) aircraft leased from Pegasus Capital Corporation and nine (9) aircraft engines leased from The Ages Group. The Company has reached agreements with its two other aircraft lessors, C.I.T. Corporation and Unibank A/S to retain four "Stage 3" aircraft leased from C.I.T. and two "Stage 2" aircraft leased from Unibank.

         In November, 1996 the Company entered into an agreement with GM Aviation Services, S.A. for the lease of one "Stage 2" aircraft for a period of 5 years at a base rent of $86,000 per month plus reserves for maintenance based upon usage. The rent increases to $125,000 per month upon modification of the aircraft to meet "Stage 2" requirements.

         The Company thus will operate a fleet of 7 aircraft when it resumes service on January 20, 1997.

         The Company has entered into an agreement with the City of Chicago for facilities at Midway Airport; has entered into an agreement with Palm Beach International Airport for facilities at the West Palm Beach Airport; has entered into an agreement with the Port Authority of New York and New Jersey for facilities at Newark International Airport and has entered into an agreement with the City of Atlanta for facilities as Hartsfield International Airport. The Company has also entered into an agreement with various service providers at said airports. All agreements are subject to Bankruptcy Court approval.

        The Company has entered into agreements with various trade suppliers for the purchase of fuel, maintenance, parts, reservation services, food service, tires, advertising consultants and other essential goods and services in anticipation of its resumption of scheduled flights on or about January 20, 1997. The Company believes that it has agreements with all trade suppliers necessary to the resumption of its business.

ITEM 3. BANKRUPTCY OR RECEIVERSHIP.

         On September 30, 1996, the Company filed a petition for relief under Chapter 11, Title 11 of the United States Bankruptcy Code ("Code") in the United States Bankruptcy Court in Newark, New Jersey (Case No. 96-28679/RG). The Company is in possession of its assets and operates as a Debtor-in-Possession pursuant to Section1107(a) and 1108 of the Code.
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ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

     Not Applicable

ITEM 5. OTHER EVENTS.

Suspension of Scheduled Service.

         Following the Company's filing of a petition under Chapter 11 on September 30, 1996 (see Form 10Q for the quarter ending September 30, 1996), the Company continued its search for financing to fund operations while it developed a Plan of Reorganization. Such efforts were unsuccessful, forcing the Company to suspend scheduled operations on October 15, 1996 while it pursued financing. The Company retained its regulatory authority to operate and has continued to operate charter flights while in Chapter 11 proceedings.

Certification of Collective Bargaining Representative.

         Commencing October 3, 1996, ballots were sent out by the National Mediation Board ("NMB") to Company employees in the categories of (a) Flight Deck Crew Members and (b) Flight Attendants to cast votes for representation by the Transport Workers Union ("TWU"). In November 1996, the Company was advised by the NMB that: (a) the TWU had not received sufficient votes for certification as the representative of Flight Deck Crew Members; and (b) the TWU had received sufficient votes for certification as the representatives of Flight Attendants employed by the Company. Accordingly, the TWU has been recognized as the exclusive collective bargaining representative for the Company's Flight Attendants.

D.I.P. Financing.

         By agreement dated as of October 25, 1996, the Company obtained a $5 million Debtor-In-Possession facility ("D.I.P. Facility") from Wasatch International Corporation ("Wasatch"). The D.I.P. facility was approved by order of the U.S. Bankruptcy Court for the District of New Jersey (Bankruptcy Court) on October 31, 1996. Wasatch, however, was unable to fund the D.I.P. Facility in accordance with the schedule provided therein, and a new entity formed by Wasatch and Charles C. Edwards, known as Edwards-Wasatch Enterprises, L.L.C. ("EWE") assumed the D.I.P. Facility obligations by agreement dated November 27, 1996 (the "Amended D.I.P. Facility"). The Amended D.I.P. Facility was approved by order of the Bankruptcy Court on November 27, 1996. Funding of the Amended D.I.P. Facility commenced on November 27, 1996 with the provision of $2.5 million to the Company. As of December 31, 1996, EWE has provided a total of $3.6 million to the Company.

         The Amended D.I.P. Facility provides for a commitment of $5 million, funded $3.5 million in 1996, $500,000 in January 1997 and $1 million in February 1997, at an interest rate of 10% per annum.
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Pursuant to the amended D.I.P. Facility, EWE has the exclusive right to co-sponsor, with the Company, a Plan of Reorganization, and has been granted a priority lien in all of the Company's assets (subordinated only to the lien of Summit Bank as guaranteed by the New Jersey Economic Development Authority).

Resumption of Scheduled Service.

         Since receiving funds under the D.I.P. Financing, the Company has been negotiating with lessors, vendors, airport authorities, credit card companies and computer reservation systems providers to reach agreements permitting the Company to resume scheduled service in certain of the markets it formerly served i.e., Atlanta, Chicago-Midway, Newark and West Palm Beach. The Company has also arranged to recall approximately 500 of its employees, and has restructured, where feasible, the wage rates and work rules relating to such employees. The Company intends to resume scheduled service on January 20, 1997 in the markets set forth above. The Company has retained the regulatory approvals necessary to resume operations. The Company has submitted all data thought to be necessary in connection with its resumption of scheduled services but has not received confirmation from the FAA that such service will be approved.

         During the pending Chapter 11 proceeding, the Bankruptcy Court has entered various Orders, from time to time, permitting the Company to use cash collateral, i.e., cash available as of the date of the Chapter 11 proceeding, but in general, the funds received from the amended D.I.P. facilities and the revenues received from its charter services have substantially reduced the need to utilize cash collateral.

ITEM 6. RESIGNATIONS OF REGISTRANT'S DIRECTORS

     Not Applicable

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     Not Applicable

ITEM 8. CHANGE IN FISCAL YEAR.

     Not Applicable
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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       KIWI INTERNATIONAL AIR LINES, INC.



Dated: January 9, 1997                 By: /s/            *
                                           -----------------------------------
                                           J.G. Murphy, President and Chief
                                           Executive Officer



                                       By:/s/ Gregory W. Buhler
                                          -------------------------
                                           Gregory W. Buhler
                                           Power of Attorney


  * Gregory W. Buhler by signing his name thereto signs this Form 8-K on behalf of the persons indicated above pursuant to a power of attorney authorizing Gregory W. Buhler to sign this Form 8-K on behalf of Jerry Murphy.